Comerica Incorporated

Fourth Quarter 2014
Financial Review

January 16, 2015

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; operational difficulties, failure of technology infrastructure or information security incidents; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2013. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Financial Summary

	4Q14	3Q14	2014	2013
Diluted income per common share	$0.80	$0.82	$3.16	$2.85
Impact from certain actions[1]	*($0.02)*	*$0.03*		
Net interest income	$415	$414	$1,655	$1,672
Loan accretion	9	3	34	49
Provision for credit losses	2	5	27	46
Noninterest income	225	215	868	882
Noninterest expenses	419[1]	397[1]	1,626	1,722[3]
Efficiency-related & Other Actions[1]	4	(8)		
Net income	149	154	593	541
Total average loans	$47,361	$47,159	$46,588	$44,412
Total average deposits	57,760	55,163	54,784	51,711
Tier 1 common capital ratio[2]	10.53%[4]	10.59%	10.53%[4]	10.64%
Basel III Tier 1 common capital ratio[2,4]	10.3%	10.4%	10.3%	10.3%
Average diluted shares (millions)	*184*	*185*	*185*	*187*

$ in millions, except per share data • [1]Reflected 4Q14 actions of $4MM, or $3MM after-tax and 3Q14 actions which resulted in a net benefit of $8MM, or $5MM after-tax. • [2]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [3]Included litigation-related expense of $52MM in 4Q13, related to an unfavorable jury verdict in a lender liability case. • [4]Estimated

Comerica Bank

3

Full-Year 2014 Results

	FY14	From FY13 Chg $	From FY13 Chg %
Total average loans	46,588	2,176	5%
Total average deposits	54,784	3,073	6%
Net interest income	1,655	(17)	(1%)
Loan accretion	34	(15)	(31%)
Provision for credit losses	27	(19)	(41%)
Net loan charge-offs	25	(48)	N/M
Noninterest income	868	(14)	(2%)
Customer-driven fee income	768	5	1%
Noninterest expenses	1,626	(96)	(6%)
Net income	593	52	10%
Earnings per share (EPS)[1]	3.16	0.31	11%
Tangible Book Value Per Share[2]	37.72	2.08	6%
Shares repurchased[3]	5.2MM shares or $249MM		

Key YoY Performance Drivers

- EPS increased 11%
- Solid average loan & deposit growth with increases in all businesses
- Net interest income modestly lower due to accretion decline. Impact from loan portfolio dynamics & low rates predominately offset by loan growth
- Credit quality remained strong
- Noninterest income declined due to noncustomer-driven categories
- Expenses remained well controlled; Litigation-related ($48MM) & pension ($47MM) expenses declined
- Share repurchases[3], combined with dividends, returned $392MM to shareholders

$ in millions, except per share data • Full-year 2014 compared to full-year 2013 • [1]EPS based on diluted income per share • [2]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures • [3]Shares repurchased under the share repurchase program

Comerica Bank

4

Fourth Quarter 2014 Results

	4Q14	Change From 3Q14	Change From 4Q13
Total average loans	47,361	202	3,307
Total average deposits	57,760	2,597	4,991
Net interest income	415	1	(15)
Loan accretion	9	6	(14)
Provision for credit losses	2	(3)	(7)
Net loan charge-offs	1	(2)	(12)
Noninterest income	225	10	6
Customer-driven fee income	201	11	11
Noninterest expenses	419[2]	22[2]	(54)[1]
Efficiency-related & Other Actions[2]	4	12	N/A
Net income	149	(5)	32
Earnings per share (EPS)[3]	0.80	(0.02)	0.18
Tangible Book Value Per Share[2]	37.72	0.07	2.08
Shares repurchased[4]	1.3MM shares or $59MM		

Key QoQ Performance Drivers

- Average loans increased slightly across most businesses
- Robust deposit growth of 5%
- Net interest income stable
- Credit quality was strong
- Noninterest income reflects higher customer derivative income
- Expenses increased from efficiency-related actions along with increases in technology-related contract labor and seasonal increases in other categories
- Share repurchases[4], combined with dividends, returned $95 million to shareholders

$ in millions, except per share data • 4Q14 compared to 3Q14 • [1]Included litigation-related expense of $52MM in 4Q13, related to an unfavorable jury verdict in a lender liability case. • [2]Reflected 4Q14 actions of $4MM, or $3MM after-tax. 3Q14 actions resulted in a net benefit of $8MM, or $5MM after-tax. • [3]EPS based on diluted income per share • [4]Shares repurchased under the share repurchase program

Comerica Bank

5

Diverse Footprint Drives Growth



Average Loans
9.8
10.4
11.0
11.1
11.3
+2%
+16%
4Q13 1Q14 2Q14 3Q14 4Q14
Average Deposits
10.5
10.9
10.7
10.6
10.8
+2%
+3%
4Q13 1Q14 2Q14 3Q14 4Q14
Average Loans
14.4
14.8
15.4
15.5
15.8
+2%
+9%
4Q13 1Q14 2Q14 3Q14 4Q14
Average Deposits
15.2
14.8
15.4
16.4
18.0
+10%
+19%
4Q13 1Q14 2Q14 3Q14 4Q14
Average Loans
13.4
13.5
13.5
13.3
13.2
-1%
-1%
4Q13 1Q14 2Q14 3Q14 4Q14
Average Deposits
20.6
20.6
20.7
21.2
21.6
+2%
+5%
4Q13 1Q14 2Q14 3Q14 4Q14

$ in billions

Comerica Bank

6

Loan Growth Reflects Slight Increases in Most Businesses
Loan Yields Stable



Total Loans
($ in billions)
Loan Yields
44.1
45.1
46.7
47.2
47.4
47.7
48.6
3.58
3.39
3.31
3.22
3.22
4Q13
1Q14
2Q14
3Q14
4Q14
3Q14
4Q14
Average Balances
Period-end



Commercial Loans
($ in billions)
National Dealer Floor Plan
Mortgage Banker
27.7
1.1
3.2
28.4
0.9
3.2
29.9
1.3
3.5
30.2
1.6
3.2
30.4
1.4
3.4
30.8
1.9
3.2
31.5
1.7
3.8
4Q13
1Q14
2Q14
3Q14
4Q14
3Q14
4Q14
Average Balances
Period-end

- Loan yields stable with higher accretion (+5bps), lease residual charge (-5bps), nonaccrual interest (+1 bp), and other loan portfolio dynamics (-1 bp)
- Commitments grew $1.1B to $56.2B[1], driven by increases in nearly all business lines
- Line utilization of 48.8%, up from 48.2%[2]
- Loan pipeline remains solid

4Q14 compared to 3Q14 • [1]At period-end • [2]Utilization of commercial commitments as a percentage of total commercial commitments at period-end

Comerica Bank

7

Robust Average Deposit Growth of $2.6B or 5%
Increases in All Business Lines & Markets



Strong Deposit Base
($ in billions)
Deposit Rates[1]
52.8
52.8
53.4
55.2
57.8
57.6
57.5
0.17
0.15
0.15
0.15
0.15
4Q13
1Q14
2Q14
3Q14
4Q14
3Q14
4Q14
Average Balances
Period-end

Total average deposits increased $2.6B[2]:

- Noninterest-bearing deposits increased $2.2B to $27.5B, driven by:
  - + $729MM Corporate Banking
  - + $448MM Commercial Real Estate
  - + $393MM General Middle Market
  - + $182MM Tech. & Life Sciences
  - + $159MM Retail Banking
  - + $108MM Small Business
- Interest-bearing deposits increased $368MM to $30.3B
- About 2/3 of total deposits are commercial

Loan to Deposit Ratio[3] of 85%

[1]Interest cost on interest-bearing deposits • [2]4Q14 compared to 3Q14 • [3]At 12/31/14

Comerica Bank

8

Securities Portfolio
Purchased ~$500MM in Treasury Securities, Positioning for LCR[3]



Securities Portfolio
($ in billions)
Other (Incl. Treasury Securities)
MBS
MBS Yield
9.4
9.3
9.4
9.4
9.4
9.5
10.1
9.0
8.9
9.0
9.0
9.0
9.1
9.2
2.46
2.42
2.35
2.29
2.27
4Q13
1Q14
2Q14
3Q14
4Q14
3Q14
4Q14
Average Balances
Period-end

MBS Portfolio:

- Duration of 3.8 years[1]
  - Extends to 4.7 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax gain of $81MM
- Net unamortized premium of $53MM
- Expect prepayments of $350MM-$500MM for 1Q15[2]
- GNMA about 25% of MBS portfolio

At 12/31/14 • [1]Estimated as of 12/31/14 • [2]Outlook as of 1/16/15. Prepayments include both scheduled principal amortization and mortgage prepayments • [3]Liquidity Coverage Ratio

Comerica Bank

9

Net Interest Income Stable
Net Interest Margin Decline Due to Higher Balances at the Fed



Net Interest Income
($ in millions)
Accretion
NIM
430
23
410
12
416
10
414
3
415
9
2.86
2.77
2.78
2.67
2.57
4Q13
1Q14
2Q14
3Q14
4Q14

Net Interest Income and Rate NIM[1]:

$414MM	**3Q14**	**2.67%**
 +6 -5 +1	Loan Impacts: Loan accretion Lease residual value adj. Interest on nonaccrual loans	 +0.03 -0.03 +0.01
-1	Lower securities yields	-0.01
-1	Higher interest-bearing deposit balances	--
+1	Higher balances at the Fed	-0.10
$415MM	**4Q14**	**2.57%**

[1]4Q14 compared to 3Q14

Comerica Bank

10

11 Continued Strong Credit QualityNet Charge-offs of 1 bp At 12/31/14 ● 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful and Loss loan classifications. 2,260 2,139 2,188 2,094 1,893 0.84 0.76 0.75 0.75 0.62 4Q13 1Q14 2Q14 3Q14 4Q14 NPAs as a Percentage of Total Loans + ORE Net Loan Charge-offs($ in millions) Criticized Loans1($ in millions) Allowance for Loan Losses($ in millions) 598 594 591 592 594 1.6 1.8 1.7 1.7 2.1 4Q13 1Q14 2Q14 3Q14 4Q14 NPL Coverage 13 12 9 3 1 12 10 8 3 14Q13 1Q14 2Q14 3Q14 4Q14 NCO Ratio Provision decreased to $2MM, reflecting positive credit trends and an additional allowance allocation for Energy  Nonperforming Assets (NPAs) decreased $57MM to $300MM  Foreclosed Property of $10MM Credit Quality (In basis points) 12 Energy: 7% of Total Loan Portfolio30+ Years Experience With Strong Performance Through Cycles At 12/31/14 ● 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful and Loss loan classifications. ● 2Based on period-end outstandings  Granular portfolio: >200 customers  Focus on larger middle market companies  Strong credit quality: • -0- Nonaccrual loans• ~$100MM, or 3%, criticized loans1  Utilization rate of 49%  More than 95% Secured  Semi-annual borrowing base re-determinations  Advance rate guideline of up to 65% on proven reserves  Review price deck quarterly, or as appropriate  Diverse customer base2: Exploration & Production 70% Average Loans($ in millions) 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 2,89 5 2,75 2 2,98 2 3,23 6 3,33 2 3,49 2 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 48 26 15 31 91 188 139 82 39 16 5 0 0 0 0 36 69 19 10 13 6 02004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Strong Credit Quality Despite Oil & Gas Price Volatility Total CMA Net Charge-offs to Avg. Total Loans (In basis points)Energy Net Charge-offs to Avg. Energy Loans (In basis points) Midstream13% Service17% Natural Gas 11% Oil42% Mixed17%

Noninterest Income Grew 5%

Noninterest Income

($ in millions)



Noncustomer-Driven
Customer-Driven¹
219
29
190
208
24
184
220
27
193
215
25
190
225
24
201
882
119
763
868
100
768
4Q13
1Q14
2Q14
3Q14
4Q14
2013
2014

Customer-driven fee income increased $11MM:

+ $6MM Customer Derivative Income
+ $3MM Commercial Lending Fees

Noncustomer-driven income stable

4Q14 compared to 3Q14 • [1]Customer-driven fee income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income.

13

Expense Increase
Due to Certain Actions Taken, Technology & Seasonal Impacts

Noninterest Expenses

($ in millions)



Impact of 3Q & 4Q Actions
4Q13 Litigation-related Expense
473
52
406
404
(8)
397
419
4
1,722
52
1,626
4Q13
1Q14
2Q14
3Q14
4Q14
2013
2014

Expenses increased $22MM

$12MM increase from 3Q14 & 4Q14 actions:

- 3Q14 $8MM net benefit, primarily includes:
  - + $32MM Gain on early redemption of debt
  - - $9MM Charitable foundation donation
  - - $8MM Real estate optimization
  - - $6MM Severance
- 4Q14 $4MM charge, primarily for real estate optimization

$10MM increase, excluding actions:

+ $5MM Technology-related contract labor
+ Seasonal increases in:
  - Consulting
  - Advertising
  - Staff Insurance

4Q14 compared to 3Q14

14

Active Capital Management
Returned $392MM to Shareholders in FY14

Payout Ratio
Repurchased 5.2MM Shares in FY14[1]



Dividends
Share Repurchases[1]
47%
28%
19%
79%
58%
21%
76%
53%
23%
66%
42%
24%
2011
2012
2013
2014

Common Shares Outstanding
(in millions)



Tangible Book Value Per Share[2]
197.3
188.3
182.3
179.0
$31.40
$33.36
$35.64
$37.72
2011
2012
2013
2014

[1]Shares repurchased under share repurchase program • [2]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures

Comerica Bank

15

Managing Through Headwinds

Facing Headwinds…



Revenue:
Accretion
($ in millions)
34
- ~30MM
~4-6
2014
2015
Expense:
Pension
($ in millions)
39
~46
+ ~7MM
2014
2015
Expense:
Technology Projects[1]
($ in millions)
68
~100
+~32MM
2014
2015
Expense:
Regulatory Related
Excluding Technology
($ in millions)
22
~30
+~8MM
2014
2015

…While Remaining Focused on Growing Relationships

Average Loans
($ in billions)



43.3
44.4
46.6
2012
2013
2014

Average Deposits
($ in billions)



49.5
51.7
54.8
2012
2013
2014

At 12/31/14 • Estimated, Outlook as of 1/16/15 • [1]Excludes maintenance costs associated with projects; includes hardware/software depreciation and labor costs directly expensed associated with technology-related projects.

Comerica Bank

16

Management 2015 Outlook

Assuming Continuation of Current Economic & Low Rate Environment

FY15 compared to FY14	
Average loans	***Continued Growth, Consistent with FY14*** • Typical seasonality throughout year (Mortgage Banker & National Dealer) • Continued focus on pricing and structure discipline
Net interest income	***Relatively Stable, Assuming no rise in interest rates*** • Contribution from asset growth offset by impact from low rate environment on asset yields and decrease in purchase accounting accretion of ~$30MM
Provision	***Higher*** • Consistent with modest net charge-offs and continued loan growth
Noninterest income	***Relatively Stable*** • Growth in fee income, particularly Card and Fiduciary, mostly offset by continued regulatory impacts on letters of credit, derivatives and warrant income
Noninterest expenses	***Higher*** • Increases in technology, regulatory and pension expenses • Typical inflationary pressures • Continued focus on driving efficiencies for the long-term (run rate savings ~$12-14MM by year-end from actions taken in 2014)
Income taxes	**~33% of pre-tax income**

Outlook as of 1/16/15

Comerica Bank

17

Interest Rate Sensitivity

Remain Well Positioned for Rising Rates

Estimated Net Interest Income: 2015 Sensitivity

Based on Market Expectations for 1 Month LIBOR

($ in millions)



Avg. 1 month LIBOR from Implied Forward Curve[1]
Projected Quarterly Increase to Net Interest Income
~20 bps
~1
1Q15
~25 bps
~5
2Q15
~45 bps
~15
3Q15
~65 bps
~25
4Q15

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 4Q14 Standard Model

($ in millions)



~115
Up 100 bps
~190
Addl. $3B Deposit Decline
~200
Addl. 20% Increase in Beta
~215
Addl. $1B Deposit Decline
224
4Q14 Standard Model
~250
Addl. ~3% Loan Growth
~330
Up 300 bps

At 12/31/14 • [1]Source: Bloomberg • For methodology see the Company's Form 10Q, as filed with the SEC. Estimates are based on simulation modeling analysis. The analysis does not capture possible regulatory impacts.

Comerica Bank

18

Appendix

Loans by Business and Market

By Line of Business	4Q14	3Q14	4Q13
Middle Market			
General	$13.4	$13.6	$13.2
Energy	3.5	3.3	2.8
National Dealer Services	5.7	5.5	5.3
Entertainment	0.6	0.6	0.6
Tech. & Life Sciences	2.7	2.6	2.1
Environmental Services	1.0	0.9	0.8
Total Middle Market	$26.9	$26.5	$24.8
Corporate Banking			
US Banking	2.7	2.8	2.6
International	1.8	1.8	1.8
Mortgage Banker Finance	1.4	1.6	1.1
Commercial Real Estate	4.2	4.2	3.8
BUSINESS BANK	**$37.0**	**$36.9**	**$34.1**
Small Business	3.7	3.7	3.6
Retail Banking	1.8	1.8	1.7
RETAIL BANK	**$5.5**	**$5.5**	**$5.3**
Private Banking	4.9	4.8	4.7
WEALTH MANAGEMENT	**$4.9**	**$4.8**	**$4.7**
TOTAL	**$47.4**	**$47.2**	**$44.1**

By Market	4Q14	3Q14	4Q13
Michigan	$13.2	$13.3	$13.4
California	15.8	15.5	14.4
Texas	11.3	11.1	9.8
Other Markets	7.1	7.3	6.5
TOTAL	**$47.4**	**$47.2**	**$44.1**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

20

21 Deposits by Business and Market Average $ in billions  Middle Market: Serving companies with revenues generally between $20-$500MM  Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM  Small Business: Serving companies with revenues generally under $20MM By Line of Business 4Q14 3Q14 4Q13 Middle MarketGeneralEnergyNational Dealer ServicesEntertainmentTech. & Life SciencesEnvironmental Services $15.80.70.20.16.20.1 $15.30.50.20.15.90.1 $13.90.60.20.25.20.2 Total Middle Market $23.1 $22.1 $20.3 Corporate BankingUS BankingInternational 3.31.9 2.71.8 2.81.8 Mortgage Banker Finance 0.5 0.5 0.6 Commercial Real Estate 2.1 1.7 1.5 BUSINESS BANK $30.9 $28.8 $27.0 Small Business 2.9 2.8 2.8 Retail Banking 19.2 19.0 18.6 RETAIL BANK $22.1 $21.8 $21.4 Private Banking 4.3 4.2 3.9 WEALTH MANAGEMENT $4.3 $4.2 $3.9 Finance/ Other 0.5 0.4 0.5 TOTAL $57.8 $55.2 $52.8 By Market 4Q14 3Q14 4Q13 Michigan $21.6 $21.2 $20.6 California 18.0 16.4 15.2 Texas 10.8 10.6 10.5 Other Markets 6.9 6.6 6.0 Finance/ Other 0.5 0.4 0.5 TOTAL $57.8 $55.2 $52.8 22 Mortgage Banker Finance Average Deposits($ in millions) Average Loans($ in millions) 40+ years’ experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships 360 481 52 3 551 6 37 513 372 399 4 41 454 49 7 62 5 645 665 643 566 565 516 516 526 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1,31 9 1,59 5 1,39 7 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 At 12/31/14

National Dealer Services

Franchise Distribution

(Based on period-end loan outstandings)



Toyota/ Lexus 16%
Honda/Acura 14%
Ford 9%
GM 10%
Chrysler 8%
Mercedes 3%
Nissan/ Infiniti 7%
Other European 11%
Other Asian 12%
Other[1] 10%

Geographic Dispersion

California	63%	Texas	8%
Michigan	18%	Other	11%

- 65+ years of Floor Plan lending, with 20+ years on a national basis
- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance



Average Loans
($ in billions)
Floor Plan
3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 5.3 5.3 5.7 5.5 5.7
1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.4
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14

At 12/31/14 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

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Technology and Life Sciences

- 20+ year history
- Products and services tailored to meet the needs of emerging companies throughout their lifecycle
- Strong relationships with top-tier investors
- National business headquartered in Palo Alto, CA, operating from 13 offices in the U.S. and Toronto
- Top notch relationship managers with extensive industry expertise



Average Loans
($ in billions)
1.1 1.1 1.1 1.2 1.2 1.2 1.3 1.5 1.6 1.7 1.8 1.9 2.0 1.9 2.0 2.1 2.3 2.5 2.6 2.7
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14



Average Deposits
($ in billions)
3.3 3.4 3.3 3.5 3.7 4.1 4.2 4.4 4.7 5.1 5.2 5.2 5.0 5.0 5.1 5.2 5.7 5.6 5.9 6.2
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14

At 12/31/14

Comerica Bank

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25 Commercial Real Estate Line of Business At 12/31/14 ● 1Includes CRE line of business loans not secured by real estate 5.7 5.4 5.1 4.8 4.4 4.0 4.4 4.6 4.4 4.3 3.9 3.7 3.7 3.8 3.8 3.8 4 .0 4.1 4.2 4.2 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 Commercial MortgagesReal Estate ConstructionCommercial & Other Average Loans($ in billions) 5.2 5.4 5.6 6.0 6.4 4Q13 1Q14 2Q14 3Q14 4Q14 Commitments($ in billions; Based on period-end)  160+ years experience with focus on well-established developers, primarily in our footprint  Provide construction and mini-perm mortgage financing +22% 1 26 Shared National Credit (SNC) Relationships At 12/31/14 ● SNCs are not a line of business. The balances shown above are included in the line of business balances shown on slide #20 ● SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Period-end Loans of $10.8B Commercial Real Estate$0.7B 7% Corporate $2.7B 24% General$2.3B 22%National Dealer $0.5B 4% Energy$3.3B 30% Entertainment$0.3B 3% Tech. & Life Sciences$0.3B 3% Environmental Services $0.4B 4% Mortgage Banker$0.3B 3% = Total Middle Market (66%)  SNC relationships included in business line balances  Approximately 855 borrowers  Strategy: Pursue full relationships with ancillary business  Comerica is agent for approx. 19%  Adhere to same credit underwriting standards as rest of loan book  Credit quality mirrors total portfolio

27 Government Card ProgramsGenerates Valuable Retail Deposits 720 948 1,221 1,444 2011 2012 2013 2014 US Treasury ProgramState Card Programs At 12/31/14 ● 1Source: the Nilson Report July 2014, based on 2013 data ● 2Based on a 2014 survey conducted by KRC Research ● 3Source: U.S. Department of the Treasury ● 4Source: Social Security Administration Growing Average Noninterest-Bearing Deposits($ in millions)  #1 prepaid card issuer in US1  State/ Local government benefit programs:• 49 distinct programs  US Treasury DirectExpress Program:• Exclusive provider of prepaid debit cards since 2008; contract extended to January 2020• ~80k new accounts per month• 95% of Direct Express card holders report they are satisfied2• Eliminating monthly benefit checks, resulting in significant taxpayer savings3 # of Social Security Beneficiaries4(in millions) 25 30 35 40 45 50 55 60 1970 1975 1980 1985 1990 1995 2000 2005 2010 Key Facts 28 Maintaining Focus on Long-Term Goals Goal as of 1/16/15 Efficiency Ratio Return on Average Assets (ROA) 71.2% 67.9% 67.3% 64.3% 2011 2012 2013 2014 0.69% 0.83% 0.85% 0.89% 2011 2012 2013 2014 Long-TermGoal: Above 1.30%Long-TermGoal: Below 60%

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch
Peer Banks	BB&T	A-	A2	A+
Peer Banks	BOK Financial	A-	A2	A
Peer Banks	**Comerica**	**A-**	**A3**	**A**
Peer Banks	M&T Bank	A-	A3	A-
Peer Banks	KeyCorp	BBB+	Baa1	A-
Peer Banks	Fifth Third	BBB+	Baa1	A
Peer Banks	SunTrust	BBB+	Baa1	BBB+
Peer Banks	Huntington	BBB	Baa1	A-
Peer Banks	Regions Financial	BBB	Ba1	BBB
Peer Banks	Zions Bancorporation	BBB-	Ba1	BBB-
Peer Banks	First Horizon National Corp	BB+	Baa3	BBB-
Peer Banks	Synovus Financial Corp	BB-	Ba3	BB+
Large Banks	Wells Fargo & Company	A+	A2	AA-
Large Banks	U.S. Bancorp	A+	A1	AA-
Large Banks	JP Morgan	A	A3	A+
Large Banks	PNC Financial Services Group	A-	A3	A+
Large Banks	Bank of America	A-	Baa2	A

As of 1/8/15 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	12/31/14	9/30/14	12/31/13	12/31/12	12/31/11
Tier 1 and Tier 1 common capital[1,2]	7,168	7,105	6,895		
Risk-weighted assets[1,2]	68,101	67,106	64,825		
Tier 1 and Tier 1 common capital ratio[2]	***10.53%***	***10.59%***	***10.64%***		
Common shareholders' equity	$7,402	$7,433	$7,150		
Less: Goodwill	635	635	635		
Less: Other intangible assets	15	15	17		
Tangible common equity	$6,752	$6,783	$6,498		
Total assets	$69,190	$68,887	$65,224		
Less: Goodwill	635	635	635		
Less: Other intangible assets	15	15	17		
Tangible assets	$68,540	$68,237	$64,572		
Common equity ratio	*10.85%*	*10.79%*	*10.97%*		
Tangible common equity ratio	***9.85***	***9.94***	***10.07***		
Common shareholders' equity	$7,402	$7,433	$7,150	$6,939	$6,865
Tangible common equity	$6,752	$6,783	$6,498	$6,282	$6,198
Shares of common stock outstanding (in millions)	179	180	182	188	197
Common shareholders' equity per share of common stock	*$41.35*	*$41.26*	*$39.22*	*$36.86*	*$34.79*
Tangible common equity per share of common stock	***37.72***	***37.65***	***35.64***	***33.36***	***31.40***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removed the effect of intangible assets from common shareholders equity per share of common stock.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

[2]December 31, 2014 Tier 1 Capital and Risk-Weighted assets are estimated.

Comerica Bank

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Supplemental Financial Data

Tier 1 Common Equity under Basel III ($ in millions)

Basel III Tier 1 Common Capital Ratio	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
Tier 1 common capital[3]	$7,168	$7,105	$7,027	$6,962	$6,895
Basel III adjustments[2]	--	(1)	(1)	(2)	(6)
Basel III Tier 1 common capital[2]	$7,168	$7,104	$7,026	$6,960	$6,889
Risk-weighted assets[1,3]	$68,101	$67,106	$66,911	$65,788	$64,825
Basel III adjustments[2]	1,751	1,492	1,594	1,590	1,754
Basel III risk-weighted assets[2]	$69,852	$68,598	$68,505	$67,378	$66,579
Tier 1 common capital ratio[3]	10.5%	10.6%	10.5%	10.6%	10.6%
Basel III Tier 1 common capital ratio[2]	10.3%	10.4%	10.3%	10.3%	10.3%

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1] Tier 1 Capital and risk-weighted assets as defined in accordance with regulation.

[2] Estimated ratios based on the standardized approach in the final rule, as fully phased-in, and excluding most elements of accumulated other comprehensive income (AOCI).

[3] December 31, 2014 Tier 1 Capital and Risk-Weighted assets are estimated.

31